Lend Lease Funds:

         Supplement dated March 28, 2002 to the Prospectus and Statement of Additional Information dated May 31, 2001


This Supplement updates certain information regarding Lend Lease European Real Estate Securities Fund (the "Fund") contained in Lend Lease Funds' Prospectus and Statement of Additional Information dated May 31, 2001.

The Board of Trustees of Lend Lease Funds has approved a proposal to liquidate Lend Lease European Real Estate Securities Fund. Accordingly, the Fund has ceased accepting additional purchases of its shares.

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